UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2014

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4553 Glencoe Avenue, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On June 6, 2014, Global Eagle Entertainment Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”).

(b) Below is a summary of the final voting results on the proposals considered and voted upon at the Annual Meeting.

1. Election of Directors

The following persons were duly elected as Class III directors of the Company for three-year terms which will expire at the Company’s Annual Meeting of Stockholders in 2017, or until their successors are duly elected and qualified. The table below sets forth the voting results for each nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Louis Bélanger-Martin	29,507,807	7,845,894	3,054,903
John LaValle	32,854,085	4,499,616	3,054,903
Robert W. Reding	32,815,890	4,537,811	3,054,903

2. Advisory Vote to Approve Executive Compensation

At the Annual Meeting, the Company’s stockholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the Company’s 2014 Annual Meeting of Stockholders. Set forth below is the result of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approve, on an Advisory Basis, the Compensation of the Company’s Named Executive Officers	36,745,682	295,597	312,422	3,054,903

3. Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation

At the Annual Meeting, the Company’s stockholders voted, on an advisory basis, on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. Set forth below is the result of the stockholder vote on this proposal:

Proposal	Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non- Votes
Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers	35,949,805	516,261	606,716	280,919	3,054,903

See Item 5.07(d) below.

4. Ratification of Auditors

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. Set forth below is the result of the stockholder vote on this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year 2014	40,241,696	149,996	16,912

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(c) Not applicable.

(d) Based on the results set forth in Item 5.07(b)(3) above, the Company’s Board of Directors has determined that advisory votes on the compensation of the Company’s named executive officers will be submitted to stockholders on an annual basis.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

	By:	/s/ Michael Pigott
Name: Michael Pigott
Title: VP Legal

Dated: June 10, 2014

[Signature Page to Form 8-K]

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